_______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 15, 2002


                     VANDERBILT MORTGAGE AND FINANCE, INC.
                             VANDERBILT ABS CORP.
                              CLAYTON HOMES, INC.
               -------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Vanderbilt - Tennessee
  Vanderbilt ABS Corp. - Del.
  Clayton Homes, Inc. - Del.         333-57532                  62-0997810
-----------------------------       -----------             -------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                               37804
---------------------                                            ----------
(Address of Principal                                            (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code (865) 380-3000

_______________________________________________________________________________

Item 5.  Other Events
         ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2002-A (the "Certificates"), Bear, Stearns & Co. Inc. and Credit Suisse First Boston Corporation, as the underwriters of the Certificates (the "Underwriters") have provided certain materials (the "Computational Materials") for distribution to potential investors. Although Vanderbilt provided the Underwriters with certain information regarding the characteristics of the collateral in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 311(h) of Regulation S-T, Vanderbilt is filing the Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Bear, Stearns & Co. Inc. and Credit Suisse First Boston Corporation are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  Filed in accordance with Rule 311(h) of Regulation S-T on Form SE dated February 14, 2002.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By  /s/ David Jordan
    -------------------------
    Name:  David Jordan
    Title: Secretary



VANDERBILT ABS CORP.



By  /s/ David Jordan
    -------------------------
    Name:  David Jordan
    Title: Secretary



CLAYTON HOMES, INC.



By  /s/ Amber Krupacs
    -------------------------
    Name:  Amber Krupacs
    Title: Vice President


Dated:  February 14, 2002

                                 Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

99.1     Computational Materials                                              6

                                 Exhibit 99.1
                            Computational Materials

               In accordance with Rule 311(h) of Regulation S-T,
                        the Computational Materials are
           being filed on paper on Form SE dated February 14, 2002.